BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS

3.    BUSINESS COMBINATIONS

For the year ended December 31, 2022, GFL acquired 40 businesses, of which 35 were solid waste management businesses, and each of which GFL considers to be individually immaterial.

The following table presents the purchase price allocation based on the best information available to GFL to date:

	Year ended December 31
	2022	2021
Net working capital, including cash acquired of $48.1 million and $22.4 million, respectively	$34.6	$23.3
Property and equipment	614.6	1,000.1
Intangible assets	482.3	716.9
Other long-term assets	—	0.5
Goodwill	526.4	1,011.5
Lease obligations	(19.3)	(44.6)
Long-term debt	(64.1)	—
Other long-term liabilities	(8.0)	(14.7)
Landfill closure and post-closure obligations	(34.9)	(122.3)
Deferred income tax liabilities	(52.4)	(212.3)
	1,479.2	2,358.4
Less:Non-controlling interests	(6.0)	—
Net assets acquired	$1,473.2	$2,358.4

Share consideration issued	$154.5	$36.3
Cash	1,318.7	2,322.1
Consideration	$1,473.2	$2,358.4

In addition to the cash consideration noted above, during the year ended December 31, 2022, GFL paid $18.5 million in additional consideration related to acquisitions from prior years.

GFL finalizes purchase price allocations relating to acquisitions within 12 months of the respective acquisition date and, as a result, there may be differences between the provisional estimates reflected above and the final acquisition accounting. During the year ended December 31, 2022, GFL finalized the purchase price allocations for certain acquisitions resulting in a decrease in net working capital of $5.4 million, an increase in property and equipment of $116.3 million, a decrease in intangible assets of $130.1 million, an increase in lease obligations of $1.5 million, a decrease in closure and post-closure obligations of $5.3 million, a decrease in deferred income tax liabilities of $0.8 million and an increase in goodwill of $14.6 million.

Approximately $279.2 million of the goodwill acquired during the year ended December 31, 2022 ($208.7 million during the year ended December 31, 2021) is expected to be deductible for tax purposes.

Since the respective acquisition dates, revenue and net income before tax of approximately $306.1 million and $37.2 million, respectively, attributable to the 2022 acquisitions are included in these Annual Financial Statements.

Pro forma results of operations

If the 2022 acquisitions had occurred on January 1, 2022, the unaudited consolidated pro forma revenue and net loss before taxes for the year ended December 31, 2022 would have been $7,013.6 million and $324.4 million, respectively. The pro forma results do not purport to be indicative of the results of operations which would have resulted had the acquisitions occurred at the beginning of the year, nor are they necessarily indicative of future operating results.